UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

July 3, 2024

Date of Report (Date of earliest event reported)

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400

Dallas, Texas 75225

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

As previously announced, Sunoco LP, a Delaware limited partnership (“Sunoco”), consummated the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 22, 2024, by and among Sunoco, NuStar Energy L.P., a Delaware limited partnership (“NuStar”), Saturn Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), Riverwalk Logistics, L.P., a Delaware limited partnership, NuStar GP, LLC, a Delaware limited liability company, and Sunoco GP LLC, a Delaware limited liability company (the “Sunoco GP”), pursuant to which Sunoco acquired NuStar in an all-equity transaction by means of a merger of Merger Sub with and into NuStar (the “Merger”) with NuStar surviving the Merger as a subsidiary of Sunoco. In connection with the transactions contemplated by the Merger Agreement, on July 2, 2024, Mr. Bradley C. Barron was appointed to the board of directors (the “Board”) of Sunoco GP by the sole member of Sunoco GP pursuant to the provisions of the Amended and Restated Limited Liability Company Agreement of Sunoco GP dated September 25, 2012, as amended. Mr. Barron joins the Board as an independent director.

Consistent with other non-employee members of the Board, Mr. Barron will be eligible to receive compensation for his service on the Board, including equity awards granted under Sunoco’s Long-Term Incentive Plan. Other than as previously disclosed regarding the appointment of a director pursuant to the Merger Agreement and the transaction contemplated thereby, there are no arrangements or understandings with the Partnership, or any other persons, pursuant to which Mr. Barron was appointed as a director of Sunoco GP. There are no relationships regarding Mr. Barron that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	Sunoco GP LLC, its general partner

Date: July 3, 2024	By:	/s/ Dylan A. Bramhall
Dylan A. Bramhall
Chief Financial Officer